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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated April 9, 1998 in the Registration Statement (Amendment No. 2 to Form S-1, No. 333-56545) and related Prospectus of Scientific Learning Corporation for the registration of 2,760,000 shares of its Common Stock.

                                                           /S/ ERNST & YOUNG LLP

Walnut Creek, California
July 21, 1998